UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2001

                               Azul Holdings Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                         000-14747              04-2751102
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                 File Number)        Identification No.)


6671 Gunpark Drive, Suite 100, Boulder, Colorado                   80301
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (303) 448-8833


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         Tudor Trust has advised Azul Holdings Inc. ("Azul") that it intends to proceed with its right to foreclose on the assets of Azul as a result of the uncured default on Azul's greater than $15,000,000 indebtedness to Tudor Trust. A foreclosure sale has been scheduled for December 28, 2001. The foreclosure will not affect the companies whose securities are held by Azul, none of which are indebted to Tudor Trust. Azul will continue its efforts to utilize its assets for the repayment of the indebtedness to Tudor Trust.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 10, 2001             AZUL HOLDINGS INC.


                                     By: /s/ Edward S. Wittman
                                         -------------------------------
                                         Edward S. Wittman
                                         Vice President and
                                         Chief Financial Officer